Business Combination	12 Months Ended
Dec. 31, 2017
Business Combination [Abstract]
Business Combination
49.	Business Combination

(a)	General information

On December 17, 2017, the Group acquired the retail business of ANZ Vietnam to increase business competitiveness and to achieve synergy effect in the banking business in Vietnam. Goodwill of ~~W~~42,103 million arising from the acquisition is due to the synergy generated by the combination of the Group’s business with the acquired retail business and the customer base.

(b)	Fair value of assets and liabilities

Fair value of assets acquired and liabilities assumed by acquisition of ANZ as of acquisition date is as follows:

	Amount(*)
Asset:
Cash and due from banks	~~W~~	8,151
Property and equipment		538
Receivable		301,766
Other assets		9,269

		319,724
Liabilities:
Accounts payable		(436,285)
Other liabilities		(1,022)

		(437,307)

The fair value of the identifiable assets acquired and liabilities assumed	~~W~~	(117,583)

(*)	The accounting treatments for this business combination has not been completed by the end of the reporting period. The goodwill amount may be changed due to fair value assessments of identifiable assets liabilities for allocation of acquisition consideration.

(c)	Goodwill

Goodwill arising from the acquisitions has been recognized as follows:

	Amount
Consideration received (cash)	~~W~~	75,480
Fair value of identifiable net assets		(117,583)

Goodwill	~~W~~	42,103

(d)	Acquisition-related costs

The Group incurred acquisition-related costs of ~~W~~5,830 million on legal fees and due diligence costs. These costs were included in the administrative expenses.